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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 17, 1999


                             SFX ENTERTAINMENT INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  1-14993                13-3977880
(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File No.)            Identification No.)


                               650 MADISON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10022
          (Address, including zip code, of principal executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                             SFX ENTERTAINMENT, INC.

ITEM 5.  OTHER EVENTS.

         This Form 8-K/A is an amendment to the Form 8-K dated
September 17, 1999 relating to the acquisition by SFX Entertainment, Inc. ("SFX") of Apollo Leisure Group Limited. The purpose of this amendment is to file the unaudited pro forma condensed combined financial statements of SFX for the year ended December 31, 1998 and as of and for the six months ended June 30, 1999, which give effect to the Apollo acquisition and certain other transactions.

ITEM 7.  EXHIBITS.

     C.  Exhibits.

         Unaudited Pro Forma Condensed Combined Financial Statements       99.1







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SFX ENTERTAINMENT, INC.


Dated: September 29, 1999                By: /s/ Howard J. Tytel
                                            ---------------------------------
                                         Name:  Howard J. Tytel
                                         Title: Executive Vice President
                                                General Counsel and Member
                                                of the Office of the Chairman



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                                 EXHIBIT INDEX
                                 -------------

Description                                                              Exhibit
- -----------                                                              -------

Unaudited Pro Forma Condensed Combined Financial Statements                99.1